UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2025

Corvus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37719	46-4670809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

863 Mitten Road, Suite 102 Burlingame, CA	94010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 900-4520

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 per share	CRVS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD.

On January 13, 2025, Corvus Pharmaceuticals, Inc. (the “Company”) issued the press release furnished as Exhibit 99.1 hereto.

Item 8.01. Other Events.

On January 13, 2025, the Company announced new interim data from the randomized, double-blind, placebo-controlled Phase 1 clinical trial evaluating soquelitinib in patients with moderate to severe atopic dermatitis.

Soquelitinib Interim Data from the Atopic Dermatitis Phase 1 Clinical Trial

The Company is reporting results from 16 patients in Cohort 1 (12 patients in the soquelitinib group receiving 100 mg orally twice per day vs. four receiving placebo) and 10 patients in Cohort 2 (seven patients in the soquelitinib group receiving 200 mg orally once per day vs. three receiving placebo) for which 28 days of treatment have been completed. For those 19 patients in the soquelitinib group, 26% achieved IGA 0 or 1 and 37% achieved EASI 75; and of the seven in the placebo group, none achieved IGA 0 or 1 or EASI 75 (see Figure 1 below). IGA 0 or 1 and EASI 75 have been determined by the U.S. Food and Drug Administration (FDA) to be clinically meaningful and approvable endpoints and have been the endpoints used in clinical trials for other FDA approved treatments for atopic dermatitis.

No significant safety issues were observed and no clinically significant laboratory abnormalities were seen. All 10 patients from Cohort 2 completed 28 days of dosing at the full dose of 200 mg orally once per day; the remaining patients from Cohort 2 are at various stages of treatment. Cohort 2 of the trial is fully enrolled (N=16) and the Company plans to report full results from all four study cohorts in the second quarter 2025.

Figure 1: Percent Patients Achieving Endpoints IGA 0 or 1, EASI 75 at Day 28 of Treatment

The placebo patients from Cohort 1 (n=4) and Cohort 2 (n=3) are combined.

Soquelitinib Atopic Dermatitis Phase 1 Clinical Trial Design

The randomized, double-blind, placebo-controlled Phase 1 clinical trial is planned to enroll 64 patients with moderate to severe atopic dermatitis that previously failed one prior topical or systemic therapy. Patients are enrolled into one of four dosing cohorts in a 3:1 ratio (12 active and four placebo) to receive either soquelitinib or placebo. The cohorts are sequentially enrolled and will examine 100 mg orally twice per day, 200 mg orally once per day, 200 mg orally twice per day and 400 mg orally once per day. Patients are treated for 28 days and are then followed for an additional 30 days with no therapy.

These doses were selected based on the Company’s prior experience evaluating soquelitinib in T cell lymphoma patients. The doses in the atopic dermatitis trial studied in Cohorts 1 and 2 are lower than the 200 mg orally twice a day dosing regimen, which is the level that has been shown to provide complete ITK occupancy and that is being evaluated in the Company’s ongoing registrational Phase 3 clinical trial of soquelitinib in peripheral T cell lymphoma.

The primary endpoints include safety and tolerability. Efficacy, measured by improvement in EASI score and IGA, are secondary endpoints. Reduction in itch and various cytokine biomarkers are exploratory endpoints. EASI scores are also evaluated by the percent of patients that achieve a specified percent reduction in EASI score – EASI 50 for patients that achieved a 50% reduction; EASI 75 for a 75% reduction; and EASI 90 for a 90% reduction. Corvus and a data monitoring committee monitor the data from the trial as the trial progresses.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements related to the potential safety and efficacy of soquelitinib; and the Company’s conduct of, enrollment in and timing of clinical trials and results. All statements other than statements of historical fact contained in this Current Report on Form 8-K are forward-looking statements. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may” or similar expressions. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2024, filed with the Securities and Exchange Commission on November 12, 2024, as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the Company’s ability to demonstrate sufficient evidence of efficacy and safety in its clinical trials of its product candidates; the accuracy of the Company’s estimates relating to its ability to initiate and/or complete preclinical studies and clinical trials and release data from such studies and clinical trials; the results of preclinical studies and interim data from clinical trials not being predictive of future results; the Company’s ability to enroll sufficient numbers of patients in its clinical trials; the unpredictability of the regulatory process; regulatory developments in the United States and other foreign countries; the costs of clinical trials may exceed expectations; and the Company’s ability to raise additional capital. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and the timing of events and circumstances and actual results could differ materially from those projected in the forward-looking statements. Accordingly, you should not place undue reliance on these forward-looking statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
99.1	Press release of Corvus Pharmaceuticals, Inc. dated January 13, 2025.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL Document).

The information furnished in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVUS PHARMACEUTICALS, INC.

Date: January 13, 2025	By:	/s/ Leiv Lea
Leiv Lea
Chief Financial Officer